Exhibit 99.1 BeiGene Early Development Pipeline and Research Thursday, July 9, 2020 – 9:00 a.m. ET

Today’s Participants Xiaodong Wang, Ph.D. John V. Oyler Lai Wang, Ph.D. Eric Hedrick, M.D. Chairman of Scientific Advisory Chairman, Co-Founder, & CEO SVP, Head of Global Research Chief Advisor Board & Co-Founder & APAC Clinical Development Jane Huang, M.D. Yong (Ben) Ben, M.D. Howard Liang, Ph.D. Chief Medical Officer, Chief Medical Officer, CFO & Chief Strategy Officer Hematology Immuno-Oncology

Agenda Howard Liang, Ph.D. CFO and Chief Strategy Officer

• Certain statements contained in this presentation and in the accompanying oral presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking Disclosures statements. Examples of such forward-looking statements include statements regarding BeiGene’s research, discovery, and pre-clinical and early-stage clinical programs and plans; recent clinical data for BeiGene’s product candidates and approvals of its products; the conduct of late-stage clinical trials and expected data readouts; additional planned commercial product launches; the advancement of and anticipated clinical development, regulatory milestones and commercialization of BeiGene’s products and drug candidates. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed products and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its technology and drugs; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited operating history and BeiGene's ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates; the impact of the COVID-19 pandemic on the Company’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and1 other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. All information in this press release is as of the date of this press release, and BeiGene undertakes no duty to update such information unless required by law. • Some of the clinical data in this presentation relating to BeiGene’s investigational drug candidates is from pre-clinical studies or early phase, single-arm clinical trials. When such data or data from later stage trials are presented in relation to other investigational or marketed drug products, the presentation and discussion are not based on head-to-head trials between BeiGene’s investigational drug candidates and other products unless specified in the trial protocol. BeiGene is still conducting pre-clinical studies and clinical trials and, as additional patients are enrolled and evaluated, data on BeiGene’s investigational drug candidates may change. • This presentation and the accompanying oral presentation contain data and information obtained from third- party studies and internal company analysis of such data and information. BeiGene has not independently verified the data and information obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications noted above. 4

Agenda • Introduction – Howard Liang • Opening Remarks – Xiaodong Wang BeiGene’s research foundation • BeiGene’s Drug Discovery Engine – Video Presentation People, capabilities, and facilities • Research and Internally Developed Assets – Lai Wang TIGIT, Bcl-2, OX40, and HPK1 • In-Licensed Programs – Eric Hedrick Sotorasib (AMG 510), Sitravatinib, and Zanidatamab (ZW25) • Concluding Remarks – John V. Oyler • Q&A 5

Opening Remarks Xiaodong Wang, Ph.D. Chairman of Scientific Advisory Board, Co-Founder and Member of Board of Directors

Founded with the Goal of the Best Medicine for the Most People The founding of a science-based company 10 years ago in China • Why in China? Our philosophy: BeiGene believes the path to the best medicine is following the science • Believe in a core research principle to follow the science: evidence and logic, not hearsay or portfolio decoration • Pursue programs with best-in-class differentiation • Be unafraid to terminate subpar programs at any time BeiGene’s research team is productive and has delivered • Two drugs approved and a third one at the filing stage, all with clinically differentiated properties • 11 internally developed molecules advanced into the clinic, all with pre-clinically differentiated properties 7

BeiGene’s Drug Discovery Engine Video Presentation

The Discovery Engine Lai Wang, Ph.D. SVP, Head of Global Research and APAC Clinical Development

Executive Summary BeiGene has built an exceptional research organization with broad capabilities & scope • Strong organization built over last decade and attracted outstanding talent • Broad capabilities exist in this team to attack cancer through many modalities and targets This team has shown proven internal research track record of success • 11 molecules delivered to the clinic in the first 10 years • Two of these approved and one at the filing stage  Outstanding clinical data demonstrated for each We have created a robust early clinical pipeline • Potentially differentiated compounds against TIGIT, Bcl-2, OX40 • Potentially first-in-class program in HPK1 • Compelling internal combination opportunities • Planning to accelerate TIGIT program into Phase 3 10

The Discovery Engine • Research Organization, Capabilities • Proven Internal Research Track Record • Robust Promising Pipeline 11

Integrated Research Capabilities Offer Opportunities to Address Wide Range of Biological Problems • Comprehensive small molecule and biologics discovery engine • Efficient portfolio management • Striving for seamless transition to manufacturing and clinical development 12

Full Suite of Tools Applied Across Oncology and Beyond • Moving beyond oncology to areas such as I/I • Cutting-edge tools such as PROTAC, bispecific Ab, and ADC • Pursuing 10+ potentially best-in- class and first-in-class projects with the plan to double that in one year ADC; Antibody Drug Conjugate; BsAb, Bispecific Antibody; Hematologic malignancy; I/O, Immuno-Oncology; I/I, Inflammation/Immunology; mAb, monoclonal Antibody; PROTAC, Proteolysis- targeting chimera; SM, Small Molecule; Solid, Solid tumor; Heme. 13

Expansion of BeiGene Research





- 2011–2018
- TODAY
- PLANNED IN ONE YEAR

Beijing Research Center
(ONLY 1ST AND 2ND FLOOR)

- Team size <200
- 6-8 preclinical programs

Beijing Research Center

- Team size 350+
- ~12 preclinical programs

Beijing Research Center
Shanghai Research Center

- Team size 650+
- Capability for ~24 preclinical programs

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The Discovery Engine • Research Organization, Capabilities • Proven Internal Research Track Record • Robust Promising Pipeline 15

Proven Internal Research Track Record Two approved products, with a third at filing stage • BRUKINSA (zanubrutinib) approved in US and China  First China-discovered compound to be approved by the FDA and granted Breakthrough Therapy Designation  Highly selective, complete and sustained target inhibition in tumor tissue  Improved safety profile shown in Phase 3 head to head trial despite missing the primary efficacy endpoint • Tislelizumab approved in China for 2 indications, with 3 additional indications under review  Differentiated MOA by completely removing Fc function, thus avoiding macrophage mediated T-cell elimination  High complete response rate in lead indication cHL • Pamiparib at filing stage in China  Demonstrated brain penetration in preclinical models, potential for treating brain tumor and brain metastasis  Not a drug pump substrate, preventing a potential resistance mechanism that has been reported for other PARPi in clinic 11 molecules discovered in-house and advanced into clinic in the last 10 years • Broad range of I/O programs including differentiated OX-40, TIGIT • Compelling and challenging Bcl-2 program 16

The Discovery Engine • Research Organization, Capabilities • Proven Internal Research Track Record • Robust Promising Pipeline 17

Internal Capabilities and Collaborations Create Robust Pipeline

25+assets, 8 with global rights

COMPOUND	(TARGET) / PROGRAM	DOSE ESC.	DOSE EXPANSION		PIVOTAL		COMMERCIAL RIGHTS	PARTNER
		PH1a	PH1b	PH2*	PH2**	PH3		
BGB-A1217	(TIGIT) + tislelizumab	Solid tumors					Global	
BGB-A445	(OX40) + tislelizumab	Solid tumors					Global	
BGB-A425	(TIM-3) Mono, + tislelizumab	Solid tumors					Global	
BGB-A333	(PD-L1) Mono, + tislelizumab	Solid tumors					Global	
BGB-11417	(Bcl-2) Mono, + zanubrutinib	B-cell malignancies		Phase 1 study startup ongoing			Global	
BGB-15025	(HPK1) Mono, + tislelizumab	IND Enabling studies ongoing					Global	
BGB-10188	(PI3Kδ) Mono, + tislelizumab, + zanubrutinib	B-cell + solid malignancies					Global	
lifirafenib	(RAF dimer)	B-Raf/K-RAS/N-RAS mut. solid tumors					Global	
BA3017	(CTLA4) Mono, + tislelizumab	Phase 1 study startup ongoing					Global	BioAtla
AMG 510	(KRAS G12C)	Solid Tumors, NSCLC, CRC					China	Amgen
AMG 701^^	(BCMA)	MM					China	Amgen
AMG 176	(Mcl-1, SM (i.v.))	Hematologic malignancies					China	Amgen
AMG 397	(Mcl-1, SM (oral))	Hematologic malignancies					China	Amgen
AMG 330^	(CD33)	Myeloid malignancies					China	Amgen
AMG 673^^	(CD33)	AML					China	Amgen
AMG 427^^	(FLT3)	AML					China	Amgen
AMG 562^^	(CD19)	NHL					China	Amgen
AMG 596^	(EGFRvIII)	Glioblastoma					China	Amgen
AMG 757^^	(DLL3)	SCLC					China	Amgen
AMG 160^^	(PSMA)	Prostate cancer					China	Amgen
AMG 506	(FAP x 4-1BB, DARPin®)	Solid Tumors					China	Amgen
AMG 199^^	(MUC17)	GC/GEJC					China	Amgen
Sitravatinib	(multi-kinase inhibitor) + tislelizumab	NSCLC, RCC, OC, MEL					Asia ex-Japan, AU, NZ	Mirati
	Mono, + tislelizumab	HCC, GC/GEJC						
Zanidatamab†	(HER2, bispecific antibody)	Breast cancer, GEA					Asia ex-Japan, AU, NZ	Zymeworks
ZW49	(HER2, bispecific ADC)	Planned (in Ph1 ex-China by Zymeworks)					Asia ex-Japan, AU, NZ	Zymeworks
BGB-3245	(B-RAF)	Solid tumors					Asia ex-Japan	SpringWorks[1]
SEA-CD70	(anti-CD70)	Planned (starting Ph.1 ex-Asia by Seattle Genetics)					Asia ex-Japan, AU, NZ	Seattle Genetics
DKN-01	(DKK1) + tislelizumab ± chemo	Trials in GC/GEJ planned					Asia ex-Japan, AU,NZ	Leap Therapeutics

†Addition compounds from Amgen collaboration not yet disclosed

* Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. **Confirmatory clinical trials post approval are required for accelerated approvals. ^ BiTE, ^^HLE BiTE, † ZW25, AML: acute myeloid leukemia, HLE BiTE: Half-life extended Bi-specific T-cell engagers, GC/GEJ: gastric cancer/gastroesophageal junction, HCC: hepatocellular carcinoma, IND: Investigational New Drug, MEL: melanoma, MM: multiple myeloma, NHL: non-Hodgkin's lymphoma, N/SCLC: non-/small cell lung cancer, OC: ovarian cancer, RCC: renal cell carcinoma, SM: small molecule; 1. By MapKure, a JV with SpringWorks

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Small Molecule Cancer Immunotherapy Biologics Lenalidomide Sitravatinib Sitravatinib (TAM) (VEGFR) MDSC PD-1/L1 Sitravatinib OX-40 CAB-CTLA4 TIM-3 OX40 TIGIT FAP-4-1BB TIGIT Treg Cytotoxic T Cell TIM-3 TIGIT OX40 TIM-3 Dendritic Cell Natural Killer Cell Source: Modified from Daniel S. Chen, Immunity, 2013; CAB=Conditional Active Biologics 19

Tumor-Targeted Therapy

Small Molecule
Biologics

EGFRvIII-CD3 (GBM)
PARPi (GBM)

BTKi (NHL)
Revlimid (NHL)
Blincyto (NHL)
CD19-CD3 (NHL)

KrasG12Ci (NSCLC)
DLL3-CD3 (SCLC)

HER2 BsAB/BsAB-ADC (HER2+GC, BTC, CRC)
MUC17-CD3 (GC)
PARPi (GC)
KrasG12Ci (CRC, PC)
BRAFi (CRC)

PSMA-CD3 (Prostate)
PARPi (Prostate)

BRAFi (Melanoma)


BRAIN
HEAD & NECK
MESOTHELIOMA
OCULAR
LYMPHOMA
ENDOCRINE
LUNG
BREAST
GASTROINTESTINAL
LEUKEMIA
PROSTATE
GENITOURINARY
SARCOMA
GYNECOLOGICAL
MELANOMA
MYELOMA

PARPi (BC)
HER2 BsAB/BsAB-ADC (HER2+BC)

Blincyto (ALL)
Vidaza (AML/MDS)
Mcl1i (AML)
CD33-CD3 (AML)
FLT3-CD3 (AML)
CD70 (AML)
BTKi (CLL)

PARPi (OC)

Revlimid (MM)
Kyprolis (MM)
Mcl1i (MM)
BCMA-CD3 (MM)

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Robust Promising Pipeline • BGB-A1217 (TIGIT Antibody) • BGB-11417 (Bcl-2 Inhibitor) • BGB-A445 (Non Ligand-Competing OX40 Antibody) • BGB-15025 (HPK1 Inhibitor) 21

Executive Summary: TIGIT Program Encouraging POC data on tiragolumab/atezolizumab (Roche) at ASCO 2020 BGB-A1217 (TIGIT mAb) is one of the three most advanced TIGIT antibodies with full Fc function and RP2D for PD-(L)1 combination • ~4x more potent than tiragolumab in preclinical studies • Competent Fc required for efficacy based on preclinical data • Combination with tislelizumab generally well-tolerated, no DLT, recommended Phase 2 dose (RP2D) identified1 Potential to compete globally, possibly transformative • Registrational program being planned Source: 1. Internal Data 22

TIGIT Ab Activates T/NK Cells by Blocking TIGIT and Ligand Interaction • TIGIT shares its ligand PVR (CD155) and PVR-L2 (CD112) with the activating receptor CD226 (DNAM-1) • BGB-A1217 blocks the binding of PVR/PVR-L2 to TIGIT and reactivates T effector cells and NK cells by:  Suppressing TIGIT-mediated inhibitory signaling  Increasing ligand availability for CD226 co-stimulatory receptor Sources: Iguchi-Manaka et al., PLoS One, 2016； Johnston RJ et al., Cancer Cell, 2014 23

ASCO Update: Roche’s TIGIT (Tiragolumab) plus PD-L1 (Atezolizumab) Combo Demonstrated Promising Activity in 1L PD-L1+ NSCLC Study Design (CITYSCAPE) Results: ITT (TPS≥1%) PD-L1 high (TPS≥50%) PD-L1 low (TPS≥1-49%) N=135 n=58 n=77 Tiragolumab Placebo Tiragolumab Placebo Tiragolumab Placebo +Tecentriq +Tecentriq +Tecentriq +Tecentriq +Tecentriq +Tecentriq ORR % 37 21 66 24 16 18 (Follow-up 10.9 months) mPFS, months 5.55 3.88 NE 4.11 4.04 3.58 (Follow-up 10.9 months) 0.58 (0.38-0.89) 0.3 (0.15-0.61) 0.89 (0.53,1.49) Source: Rodriguez-Abreu, D et al., ASCO 2020; NE, Not evaluable. 24

Fc Effector Function Appears Critical for Anti-Tumor Activity of TIGIT Ab Competent Fc is required for BGB-A1217 in CT26 model Myeloid Cell 2500 2500 V ehicle V ehicle 2. Proinflammatory SEM) SEM) ± ± 3 BGB-A1217 with competent Fc 3 BGB-A1217 with silent Fc FcγR tumor 2000 2000 microenvironment 1500 1500 PVR MHC CD226 1000 1000 TIGIT TCR 500 500 0 0 1. Activation Mean (mm Tumor Volume 0 5 10 15 20 Mean (mm Tumor Volume 0 5 10 15 20 Treatment Days Treatment Days T Cell Multiple MOA may exist for competent Fc 1. Fc/FcүR co-engagement enhances T cell responsiveness by enhancing the quality of immune synapse 2. Fc/FcүR engagement on myeloid cell creates proinflammatory TME by activating myeloid cells Sources: Internal data; Adopted and modified from Dahan R. et al, Cancer Cell 2015; Jeremy D. Waight et al., Cancer Cell, 2019 25

TIGIT Competitive Landscape

FORMAT	HYPOTHESIS	DRUG NAME	COMPANY	COMBO DOSE	STATUS
WT IgG1	WT IgG1 required for maximal efficacy based on preclinical studies	Tiragolumab	Roche	600 mg Q3W	Ph1 initiated in May 2016 Ph2 in cervical cancer planned in Jun 2020 Ph3 in SCLC initiated in Feb 2020 Ph3 in NSCLC initiated in Mar 2020
		Vibostolimab	Merck	Not disclosed	Ph1 initiated in Dec 2016 Ph1/2 in melanoma planned in Apr 2020 Ph2 in NSCLC initiated in Jan 2020
		Etigilimab	OncoMed/Mereo	NA	Ph1 initiated in May 2017
		BGB-A1217	BeiGene	Not disclosed	Ph1 initiated in Aug 2019 with combo escalation from beginning
		TSGN-TG	Seattle Genetics	NA	Ph1 initiated in Apr 2020
		EOS-884448	iTeos	NA	Ph1 initiated in Feb 2020
Mutant IgG1	Less effective	AB-154	Arcus/Gilead	NA	Ph1 initiated in Aug 2018 Ph2 in NSCLC initiated in Jan 2020
		BMS-986207	BMS	NA	Ph1 initiated in Nov 2016
WT IgG4	Less effective	ASP-8374	Astellas/Potenza	NA	Ph1 initiated in Sep 2017
		COM902	Compugen	NA	Ph1 initiated in Mar 2020
Not Disclosed		IBI-939	Innovent	NA	Ph1 planned in May 2020

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BGB-A1217 Program Moving Aggressively Towards Registration Trial • Four-fold more potent than tiragolumab (Roche)1 • BGB-A1217 Phase 1 combination with tislelizumab ongoing in advanced solid tumors • Generally well-tolerated, no DLT, combination recommended phase 2 dose has been determined • Full target occupancy was observed in PBMCs at lowest dose level • Moving aggressively towards registration trial BGB-A1217 1500 Roche TIGIT Ab IC50 1000 BGB-A1217 0.037 nM MFI Roche TIGIT Ab 0.16 nM 500 0 10 -4 10 -3 10 -2 10 -1 10 0 10 1 10 2 Ab concentrations, µ g/m l Source: 1. Internal Data; DLT: does limiting toxicities; PBMCs: peripheral blood mononuclear cells. 27

Robust Promising Pipeline • BGB-A1217 (TIGIT Antibody) • BGB-11417 (Bcl-2 Inhibitor) • BGB-A445 (Non Ligand-Competing OX40 Antibody) • BGB-15025 (HPK1 Inhibitor) 28

Executive Summary: Bcl-2 Program BGB-11417 is a potential best-in-class Bcl-2 inhibitor • Potent Bcl-2 inhibitor, with potential to overcome resistance to venetoclax • Ability to be dosed high if needed, e.g. for solid tumor indications • More selective than venetoclax for Bcl-2 relative to Bcl-xL • NOAEL in animal GLP tox studies with exposure close to 30-fold higher than predicted human therapeutic exposure1 • Well-positioned to be combined with zanubrutinib, BeiGene’s potentially best-in-class BTK inhibitor BGB-11417 FIH study ongoing • Dose escalation initiated early this year, currently at 80 mg QD, which is predicted to be equivalent to 400 mg of venetoclax • Combination trial with zanubrutinib planned to be initiated H2 2020 Source: 1. Internal Data 29

BGB-11417 Was More Potent and Selective than Venetoclax in Biochemical and Cellular Assays Potency Improvement BGB-11417 Venetoclax (Fold, BGB-11417/Venetoclax) Bcl-2 WT (Biochemical IC50, nM) 0.035 1.3 37 Bcl-2 G101V (Biochemical IC50, nM) 0.28 34 121 Bcl-2 WT (Cell Proliferation IC50, nM) 0.42 3.4 8.1 Bcl-2 G101V (Cell Proliferation IC50, nM) 4.6 75 16.3 Fold selectivity (TF-FRET assay) >1000; >1000; >1000; >1000 325; >1000; >1000; >1000 Bcl-xL; Mcl-1; Bcl-w; Bcl-2A1 Bcl-2 G101V mutation emerged as resistance to Venetoclax in clinic Source: Internal data, Blombery et. al., Cancer Discovery AACR Journals Dec 2018 30

BGB-11417 Was More Efficacious than Venetoclax in Both Wild-Type and Bcl-2-G101V Xenograft Models BGB-11417 is more efficacious in RS4:11 model BGB-11417 is efficacious in RS4:11-G101V model V ehicle V ehicle 3000 BGB-11417 5 mpk p.o. QD 3000 SEM) BGB-11417 5 mpk p.o. QD SEM) BGB-11417 15 mpk p.o. QD ± ± 3 BGB-11417 15 mpk p.o. QD 3 Venetolax 5 mpk p.o. QD Venetolcax 5 mpk p.o. QD Venetoclax 15 mpk p.o. QD Venetoclax 15 mpk p.o. QD 2000 2000 1000 1000 0 0 Mean (mm Tumor Volume 0 5 10 15 20 25 Mean (mm Tumor Volume 0 5 10 15 20 Treatm ent Days Treatm ent Days Source: Internal Data 31

Bcl-2 Inhibitors Demonstrated Activity in Solid Tumors Breast cancer • Bcl-2 is overexpressed in approximately 80% of primary ER+ breast cancer1, 2. Bcl-2 is often expressed at high levels in poorer-prognosis luminal B tumors, as well as good-prognosis luminal A tumors3. • Combining venetoclax with endocrine therapy had a tolerable safety profile and elicited notable activity in ER and Bcl-2-positive metastatic breast cancer. For 24 patients treated at the RP2D, the confirmed radiologic response rate was 54% and the clinical benefit rate was 75%4. • Venetoclax 800 mg/day was selected as the RP2D in combination with tamoxifen; no higher doses were explored due to the potential “pill burden”, while BGB-11417 may not have this issue. • Dual targeting of CDK4/6 and Bcl-2 pathways augmented tumor response in ER+ breast cancer. The effect was associated with increased apoptosis5. SCLC • Dual Bcl-2 and Bcl-xL inhibitor, navitoclax (ABT-263) showed preliminary clinical benefit in SCLC6. • Preclinical cell line screen and PDX experiments showed high Bcl-2 expression conferred sensitivity of SCLC to venetoclax7. Sources: 1. Oncogene 2016;35:1877–87; 2. PNAS 2012;109:2766–71; 3. Cancer Discovery 2019 Mar;9(3):354-369; 4. Lindeman et al, San Antonio Breast Cancer Symposium Dec 2018; 5. Clin Cancer Res. 2020 Apr 3;clincanres.1872. 6. Clin Cancer Res. 2012;18(11):3163–9; 7. Clin Cancer Res. 2018 Jan 15; 24(2): 360–369 32

Robust Promising Pipeline • BGB-A1217 (TIGIT Antibody) • BGB-11417 (Bcl-2 Inhibitor) • BGB-A445 (Non Ligand-Competing OX40 Antibody) • BGB-15025 (HPK1 Inhibitor) 33

Executive Summary: OX40 Program BGB-A445 (OX40 agonist antibody) is differentiated from all other OX40 Abs in the clinic • Does not disrupt OX40-OX40L engagement  Retains OX40L signaling on antigen presenting cells  Achieves maximal OX40 activation by keeping natural ligand stimulation • Widely efficacious as monotherapy in preclinical models, including PD-1 resistant models • Has shown combo effect with PD-1 Ab, TLR9 agonist, PI3Kδ inhibitor, sitravatinib and chemo in preclinical models Phase 1 clinical trial ongoing • Monotherapy dose escalation ongoing • Combination dose escalation trial with tislelizumab is planned to start in H2 2020 34

BGB-A445 Is a Non-ligand Blocking OX40 Antibody, Differentiated from Other Clinical OX40 Antibodies



APC
APC activation
OX40L
OX40
T cell
T cell activation
OX40-OX40L interaction promotes T cell proliferation and activation.
OX40L ligation also promotes APC activation.
Ligand blocking Ab
e.g. MOXR0916
Non-ligand blocking Ab
e.g. BGB-A445
APC activation
T cell
At lower concentration, a ligand blocking OX40 Ab promotes T cell proliferation and activation.
At higher concentration, a ligand blocking OX40 Ab blocks OX40-OX40L interaction, impairing the activation of APC.
αOX40 Ab concentration increase
At lower concentration, a non-ligand blocking OX40 Ab promotes T cell proliferation and activation.
Strong T cell activation
At higher concentration, a non ligand-blocking OX40 Ab does not affect OX40-OX40L interaction, maintaining APC activation and promoting maximum T cell proliferation and activation.
Agonistic, ligand blocking αOX40 Ab
Agonistic, ligand non-blocking αOX40 Ab

APC = antigen presenting cell

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BGB-445 Showed Dose-Response, While Competitor’s OX40 Ab Showed Hook Effect in MC38 OX40 Humanized Mice Model Tumor Growth Inhibition (%)1 1 1 EFC-MC38(DC)-1919BGB-A445 ReferenceReference OX40 OX40 Ab 90 80 2000 2500 V eh icle SEM) vehicle SEM) 70 ± ± Reference OX40 Ab 0.4 mpk 3 3 BGB-A445 0.4m pk 2000 60 1500 Reference OX40 Ab 2 m pk BGB-A445 2m pk 50 Reference OX40 Ab 10 m pk BGB-A445 10m pk 1500 1000 40 1000 30 500 20 500 10 0 0 0 0 5 10 15 Tumor (mm Volume 0 6 12 18 Tumor (mm Volume -10 Treatment Days Treatment Days 1 2 Series1 Series2 Series3 Competitor OX40 Abs Showed Limited Efficacy in Clinic, Mainly at Low Dose Levels Name MEDI0562 MOXR0916 PF-04518600 BMS-986178 ABBV-368 GSK3174998 Company AstraZeneca Genentech Pfizer BMS Abbvie GSK 0.03-10 mg/kg (mono) 0.01–10 mg/kg (mono) Dose Range 0.01-20 mg/kg 0.3-5 mg/kg 0.01 to 3.0mg/kg 0.003-10 mg/kg 0.04-0.4 mg/kg (combo) 0.1-3 mg/kg (combo) Mono (50 pts): Mono expansion Mono (45 pts): Mono (49 pts): 1 PR@0.03 mg/kg @ 5mpk (17 pts): 1 PR@0.3 mg/kg 1 PR@0.1 mg/kg Combo with Nivo 1 PR@3 mg/kg 2 PR Dose Level of 1 PR@0.3 mg/kg (16 pts): Mono (36 pts): Combo with Pembro (96 Objective 3 PR, 1 PR@0.01 mg/kg Combo with Durva Combo with Atezo pts): Responses Combo with α4-1BB 1 PR@5mg/kg; other two (26 pts): (51 pts): 3 CR, 5 PR; (37 pts): unknown 2 PR@0.1mg/kg 1 PR@0.01 mg/kg 1 CR at 0.1 mg/kg, others 2 PR@0.3 mg/kg 1 PR@0.4 mg/kg 1 PR@0.2 mg/kg unknown Sources: 1. Internal data 2. Glisson et al. ESMO 2018 (abstract 1152P). Goldman et al. ASCO 2020 (abstract 3003). Hansen et al. AACR 2016 (abstract CT097). Infante et al. ASCO 2016 (abstract 101). EI- Khoueiry et al. ASCO 2017 (abstract 3027). Hamid et al. ESMO 2018 (abstract 1184P). Olszanski et al. SITC 2017 (abstract O17). Spira et al. ESMO 2018 (abstract 1149P). Postel-Vinay et al. AACR 2020 (abstract CT150). 36

OX40 Competitive Landscape

DRUG NAME	DESCRIPTION	COMPANY	DISEASE	STATUS
MOXR-0916	IgG1 OX40 agonist Block OX40L	Roche	Solid tumors	Ph1 initiated in Aug 2014 Development discontinued in 2017
MEDI-0562	IgG1 OX40 agonist Block OX40L	MedImmune/AZ	Solid tumors	Ph1 initiated in Mar 2016 Ph1b in HNSCC/melanoma initiated in Jul 2018 Ph2 in OC initiated in Jun 2018 Development discontinued in 2019
PF-04518600	IgG2 OX40 agonist Block OX40L	Pfizer	Solid tumors	Ph1 initiated in Apr 2015 Ph2 in RCC initiated in Sep 2017 Ph2 in TNBC initiated in Jul 2019 Development discontinued in 2019
GSK-3174998	IgG1 OX40 agonist Block OX40L	GSK	Solid tumors MM	Ph1 initiated in Sep 2015 Ph1 in MM initiated in Oct 2019
BMS-986178	IgG1 OX40 agonist Block OX40L	BMS	Solid tumors	Ph1 initiated in Jun 2016
INCAGN-1949	IgG1 OX40 agonist Block OX40L	Agenus/Incyte	Solid tumors	Ph1 initiated in Oct 2016
ABBV-368	IgG1 OX40 agonist Block OX40L	Abbvie	Solid tumors	Ph1 initiated in May 2017 Ph1b in HNSCC initiated in Jan 2020
IBI-101	IgG1 OX40 agonist Block OX40L	Innovent	Solid tumors	Ph1 initiated in Dec 2018
INBRX-106	OX40 agonist	Inhibrx/Elpiscience	Solid tumors	Ph1 initiated in Dec 2019
BGB-A445	IgG1 OX40 agonist Does NOT block OX40L	BeiGene	Solid tumors	Ph1 initiated in early 2020

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OX40 Ab Was More Efficacious than PD-1 in Mouse Syngeneic Models CT26WT A20 MC38 (K) H22 3LL TrampC2 EG7 SEM) 2000 SEM) SEM) 2500 4000 ± 600 SEM) ± SEM) ± 2500 3 3000 ± 2000 3 3 ± 3 SEM) SEM) 3 3 3 2000 1500 2000 3000 1500 *** Responded to 2000 400 *** ** 1500 1500 ** **** * * 1000 2000 1000 ** * **** * ** 1000 ** both αOX40 * 1000 *** * 1000 200 1000 500 500 500 500 and αPD-1 0 Mean TumorMean Volume (mm 0 0 0 TumorMean Volume (mm 0 0 5 10 15 20 25 0 0 TumorMean Volume (mm 0 5 10 15 20 25 0 10 20 30 40 0 5 10 15 0 5 10 15 20 25 10 20 30 40 50 Treatment Days 0 5 10 15 20 25 TumorMean Volume (mm Mean Tumor Volume (mm Volume Tumor Mean Mean Tumor Volume (mm Volume Tumor Mean Treatment Days Treatment Days (mm Volume Tumor Mean Treatment Days Treatment Days Treatment Days Treatment Day EMT-6 Renca MMTV-PyMT Pan02 1200 SEM) 1500 SEM) 1000 ± 2000 SEM) SEM) ± 3 ± ± 3 3 3 900 800 1500 1000 600 Responded to 600 *** ** *** 1000 400 *** αOX40 Ab only 300 500 500 200 0 0 0 0 10 20 30 Mean TumorMean Volume (mm 0 5 10 15 20 0 Mean TumorMean Volume (mm Mean TumorMean Volume (mm 0 10 20 30 40 Mean Tumor Volume (mm Volume Tumor Mean 0 5 10 15 20 Treatment Days Treatment Days *P<0.05; ** P<0.01, *** P<0.001 Treatment Days Treatment Days RM-1 LL/2 1500 • OX40 Ab was active in 11/13 models while PD-1 Ab was only SEM) SEM) 2000 3 ± 3 active in 7/13 models Responded to 1500 1000 1000 neither αOX40 500 • In most models where both agents were active, OX40 Ab nor αPD-1 500 showed stronger anti-tumor activity. Mean TumorMean Volume (mm 0 0 0 5 10 15 Mean TumorMean Volume (mm 0 5 10 15 20 Treatment Days Treatment Days Source: Internal Data 38

OX40 Ab Has Shown Combination Activity with PD-1 Ab, PI3Kδ Inhibitor, Sitravatinib, TLR9 Agonist, and Chemo MC38 model EMT6 model CT26 model V ehicle OX40 Ab (10/25 TF) V ehicle SEM) 3000 V ehicle ± OX40 Ab (10/20 TF) 1500 PI3Kδi (1/25 TF) 3000 3 ±SEM) ±SEM) OX40 Ab 3 3 sitravatinib (1/20 TF) PI3Kδi+OX40 Ab (19/25 TF) PD1 Ab sitravatinib + O X 40 Ab (16/20 TF) 2000 OX40 Ab + PD1 Ab 1000 2000 *** 1000 ** 500 1000 * ** * 0 0 0 Mean (mm Tumor Volume Mean (mm Tumor Volume 0 5 10 15 Mean (mm Tumor Volume 0 10 20 30 0 10 20 30 Treatment Days Treatment Days Treatment Days A20 model CT26 model V ehicle V ehicle TLR9 agonist (2/12 TF) 100 SEM) 3000 ± OX40 Ab 3 OX40 Ab (3/12 TF) TLR9 agonist + OX40 Ab (8/12 TF) PD1 Ab + OX40 Ab 2000 OX40 Ab+PD1 Ab+Oxaliplatin+5-FU 50 OX40 Ab+PD1 Ab+Carboplatin 1000 * survival Percent 0 0 Mean (mm Tumor Volume 0 10 20 30 0 8 10 20 30 40 50 60 70 *P<0.05, **P<0.001,***P<0.0001 Treatment Days Treatment Days Source: Internal Data 39

Ph1 Study Design and Current Status of BGB-A445 (OX40 Antibody) Dose Escalation Dose Expansion A445 600 mg A445 600 mg + tislelizumab A445 300 mg A445 300 mg + tislelizumab BGB-A445 ± tislelizumab RP2D 2-4 cohorts of 20-40 pts/cohort A445 150 mg A445 150 mg + tislelizumab A445 60 mg A445 20 mg • Dose escalation schedule is BGB-A445 Q3W ± tislelizumab Q3W. Abbreviations: RP2D, recommended Phase 2 dose. 40

Robust Promising Pipeline • BGB-A1217 (TIGIT Antibody) • BGB-11417 (Bcl-2 Inhibitor) • BGB-A445 (Non Ligand-Competing OX40 Antibody) • BGB-15025 (HPK1 Inhibitor) 41

Executive Summary: HPK1 Program BGB-15025 is a potentially first-in-class HPK1 inhibitor • HPK1 is a key negative feedback regulator of TCR signaling; inhibition of HPK1 enhances T cell activation • Robust combination anti-tumor activity with PD-1 Ab in preclinical animal models1 • Preliminary tox study suggests wide therapeutic window (~20-50 fold) IND submission expected Q4 2020 Source: 1. Internal Data 42

HPK1 Negatively Regulates T-cell Receptor Signaling Sairy Hernandez et al, Cell Reports 25, 80–94, 2018 Phosphorylation of the adaptor SLP-76 by HPK1 leads to degradation of SLP-76 which is crucial for T-cell activation. Sources: Adopted and modified from Koretzky G. et al Nature Review Immunology 2006; Hernandez et S. et al, Cell Reports 25, 80–94, 2018 43

Strong Scientific Evidence Supports Critical Role for HPK1 in T-Cell Activation and Anti-Tumor Immunity

T-cells with reduced HPK1 catalytic activity show enhanced activation upon αCD3 treatment


HPK1 wt
HPK1 knockout
HPK1 kinase dead
HPK1 M91A*
CD4 T Cells
CD8 T Cells
% IFNg of CD4+
% IFNg of CD8+
0ug/mL
2ug/mL
[aCD3]
IFNg MFI of CD4+
IFNg MFI of CD8+
wt
ko
kd
M91A
2ug/mL aCD3

*M91A mutation reduces HPK1 kinase activity by ~50% in T cells.
*P<0.05; ** P<0.01, *** P<0.001, **** P<0.001

Tumor rejection in GL261 model in HPK1 kinase dead mice


HPK1.wt
HPK1.kd
Tumor Volume (mm3)
Day
HPK1.wt
HPK1.KD
Day

Sources: Sairy Hernandez et al, Cell Reports 25, 80–94, 2018

44

BGB-15025 Demonstrated Significant in Vitro and in Vivo PD Effect

BGB-15025 increased IL2 production in PBMC



IL-2(pg/ml)
10000
8000
6000
4000
2000
0
0
1
3
10
30
100
300
1000
3000
BGB-15025[nM]

Splenic pSLP76 PD (6hr post treatment)



CD8+pSLP76+/CD8+,%
40
30
20
10
0
Control
Vehicle
BGB-15025 1MPK
BGB-15025 3MPK
BGB-15025 10MPK
*
**
***

*P<0.05; ** P<0.01, *** P<0.001 vs. Vehicle

Source: Internal Data

BeiGene

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BGB-15025 Showed Significant Combo Efficacy with PD-1 Antibody 3000 3000 Vehicle PD1 Ab 2000 ) 2000 ) 3 3 (m m (m m Tumor- TV<50 TV<100 Group Dosage 1000 1000 free mm3 mm3 Vehicle - 0 0 0 0 0 (n=15) Individual Tumor Volume Individual Individual Tumor Volume Individual 0 5 10 15 20 25 0 5 10 15 20 25 PD-1 Ab Treatment Days Treatment Days 1mpk 4% 20% 40% (n=25) BGB-15025 1mpk 13% 13% 13% (n=15) 3000 3000 PD-1 Ab BGB-15025 PD1 Ab+BGB-15025 + BGB- 1mpk + 2000 28% 52% 68% ) 2000 ) 15025 1mpk 3 3 (n=25) (m m (m m 1000 1000 BGB-15025 demonstrated significant combo effects with PD-1 Ab at as low as 1 mg/kg in 0 0 Individual Tumor Volume Individual 0 5 10 15 20 25 Tumor Volume Individual 0 5 10 15 20 25 CT26WT syngeneic model. Treatment Days Treatment Days Source: Internal Data 46

Productive Discovery Engine Always science driven, proven record in target selection Full internal capabilities, efficient portfolio management Cutting edge technologies such as PROTAC, ADC, bsAb Robust early pipeline (25+ in clinical stage and 10+ in preclinical), including: • BGB-A1217 (TIGIT): One of three most advanced programs, Fc effector function competent, accelerating to registration trials • BGB-11417 (Bcl-2): Potent Bcl-2 inhibitor, potentially overcomes venetoclax resistance • BGB-A445 (OX40): The only endogenous ligand non-competing agent • BGB-15025 (HPK1): Potentially first-in-class, prevents T-cell exhaustion 47

In-Licensed Programs Eric Hedrick, M.D. Chief Advisor

Executive Summary External collaborations contribute significantly to our clinical pipeline: • 25+ molecules across 9 collaborations • Complementary with existing internal clinical and research programs • Diversification of therapeutic modalities (e.g. Amgen BiTE platforms) • Expansion of IO tislelizumab-based combination opportunities Added focus on key disease indications: • PD-1 sensitive Asia-prevalent tumor types (lung, liver, gastric) sitravatinib, zanidatamab (ZW-25), etc. • NSCLC: Sotorasib (AMG 510) • HER2-expressing cancers (breast, gastric) zanidatamab/ZW49 Anticipate several programs entering late-stage development within the next 6-18 months 49

Internal Capabilities and Collaborations Create Robust Pipeline

25+ assets, 8 with global rights

COMPOUND	(TARGET) / PROGRAM	DOSE ESC. PH1a	DOSE EXPANSION PH1b	DOSE EXPANSION PH2*	PIVOTAL PH2**	PIVOTAL PH3	COMMERCIAL RIGHTS	PARTNER
BGB-A1217	(TIGIT) + tislelizumab	Solid tumors					Global	
BGB-A445	(OX40) + tislelizumab	Solid tumors					Global	
BGB-A425	(TIM-3) Mono, + tislelizumab	Solid tumors					Global	
BGB-A333	(PD-L1) Mono, + tislelizumab	Solid tumors					Global	
BGB-11417	(Bcl-2) Mono, + zanubrutinib	B-cell malignancies		Phase 1 study startup ongoing			Global	
BGB-15025	(HPK1) Mono, + tislelizumab	IND Enabling studies ongoing					Global	
BGB-10188	(PI3Kδ) Mono, + tislelizumab, + zanubrutinib	B-cell + solid malignancies					Global	
lifirafenib	(RAF dimer)	B-Raf/K-RAS/N-RAS mut. solid tumors					Global	
BA3017	(CTLA4) Mono, + tislelizumab	Phase 1 study startup ongoing					Global	BioAtla
AMG 510	(KRAS G12C)	Solid Tumors, NSCLC, CRC					China	Amgen
AMG 701^^	(BCMA)	MM					China	Amgen
AMG 176	(Mcl-1, SM (i.v.))	Hematologic malignancies					China	Amgen
AMG 397	(Mcl-1, SM (oral))	Hematologic malignancies					China	Amgen
AMG 330^	(CD33)	Myeloid malignancies					China	Amgen
AMG 673^^	(CD33)	AML					China	Amgen
AMG 427^^	(FLT3)	AML					China	Amgen
AMG 562^^	(CD19)	NHL					China	Amgen
AMG 596^	(EGFRvIII)	Glioblastoma					China	Amgen
AMG 757^^	(DLL3)	SCLC					China	Amgen
AMG 160^^	(PSMA)	Prostate cancer					China	Amgen
AMG 506	(FAP x 4-1BB, DARPin®)	Solid Tumors					China	Amgen
AMG 199^^	(MUC17)	GC/GEJC					China	Amgen
Sitravatinib	(multi-kinase inhibitor) + tislelizumab	NSCLC, RCC, OC, MEL					Asia ex-Japan, AU, NZ	Mirati
	Mono, + tislelizumab	HCC, GC/GEJC						
Zanidatamab†	(HER2, bispecific antibody)	Breast cancer, GEA					Asia ex-Japan, AU, NZ	Zymeworks
ZW49	(HER2, bispecific ADC)	Planned (in Ph1 ex-China by Zymeworks)					Asia ex-Japan, AU, NZ	Zymeworks
BGB-3245	(B-RAF)	Solid tumors					Asia ex-Japan	SpringWorks[1]
SEA-CD70	(anti-CD70)	Planned (starting Ph.1 ex-Asia by Seattle Genetics)					Asia ex-Japan, AU, NZ	Seattle Genetics
DKN-01	(DKK1) + tislelizumab ± chemo	Trials in GC/GEJ planned					Asia ex-Japan, AU, NZ	Leap Therapeutics

†Addition compounds from Amgen collaboration not yet disclosed

* Some indications will not require a non-pivotal Ph2 clinical trial prior to beginning pivotal Ph2 or Ph3 clinical trials. **Confirmatory clinical trials post approval are required for accelerated approvals. ^ BiTE, ^^HLE BiTE, † ZW25, AML: acute myeloid leukemia, HLE BiTE: Half-life extended Bi-specific T-cell engagers, GC/GEJ: gastric cancer/gastroesophageal junction, HCC: hepatocellular carcinoma, IND: Investigational New Drug, MEL: melanoma, MM: multiple myeloma, NHL: non-Hodgkin's lymphoma, N/SCLC: non-/small cell lung cancer, OC: ovarian cancer, RCC: renal cell carcinoma, SM: small molecule; 1. By MapKure, a JV with SpringWorks

BeiGene

50

In-Licensed Programs • Sotorasib* (AMG 510) • Sitravatinib • Zanidatamab (ZW25) (HER-2 Bispecific Antibody) * AMG 510 (proposed INN Sotorasib) 51

Executive Summary – Sotorasib* (AMG 510) Program

Small molecule covalent $KRAS^{G12C}$ inhibitor

- Historically difficult drug target; Amgen's key discovery was a surface groove on $KRAS^{G12C}$ exploited to optimize potency and advance into clinic
- Estimated incidence of $KRAS^{G12C}$ lung cancer in Chinese patients roughly equivalent to U.S.
- Encouraging clinical activity in Phase 1; Phase 2 fully enrolled in both NSCLC and CRC

BeiGene entered collaboration with Amgen in October 2019 and is responsible for China clinical development of sotorasib (both China-specific development and China operations within Amgen global trials)

Clinical Program Status

- China participation in clinical trials expected to start 4Q 2020
- Global, potentially registrational Phase 2 trial in $KRAS^{G12C}$ NSCLC (CodeBreaK 100) is ongoing[1]
- Global Phase 3 trial in $KRAS^{G12C}$ NSCLC (sotorasib vs docetaxel) initiated in June 2020[2]

* AMG 510 (proposed INN Sotorasib) Source: 1. NCT03600883 2. NCT04303780

AMGEN BeiGene

52

Sotorasib (AMG 510) in NSCLC Phase 1 data from ESMO 2019 TIME TO RESPONSE AND TREATMENT OVER TIME At 960mg RP2D N=13, PR 7 (54%), SD 6 (46), ORR 54%; Data cutoff: July 17, 2019 53

Sotorasib (AMG 510) in CRC Data from ASCO 2020 At 960mg RP2D N=12, PR 1 (8%), SD 10 (83), ORR 8%; Data cutoff: July 17, 2019 54

In-Licensed Programs • Sotorasib* (AMG 510) • Sitravatinib • Zanidatamab (ZW25) (HER-2 Bispecific Antibody) 55

Executive Summary - Sitravatinib Program* Sitravatinib: small molecule multi-kinase inhibitor • In addition to being a potent inhibitor of VEGFR, sitravatinib is also a potent inhibitor of: Axl, Tyro3, and MerTK • These kinases are involved in tumor-associated macrophage activities (polarization and efferocytosis) that appear to be critical in establishment of an immuno-tolerant state • Proof-of-concept when combined with PD-1 in PD-1 R/R NSCLC1 and UC2 BeiGene is responsible for China development activities, including China-specific trials and China participation in global trials Clinical Program Status • BeiGene initiated multi-indication Phase 1b sitravatinib + tislelizumab studies in Nov 2018 in both PD-1 sensitive and insensitive tumor types (e.g. platinum resistant ovarian cancer)3 • Phase 3 registration trial in NSCLC patients with sitravatinib in combination with a PD-1 on-going Source: 1. Leal et. al., ESMO 2018; 2. Msaouel et. al., SITC 2019; 3. Gao et. al., ESMO IO 2019; R/R: relapsed/refractory, NSCLC: non-small cell lung cancer, UC: urothelial carcinoma. * The collaboration with BeiGene is an exclusive license agreement for the clinical development, manufacturing and commercialization of Mirati’s sitravatinib in Asia (excluding Japan), Australia, and New Zealand. Mirati retains exclusive rights for the development, manufacturing and commercialization of sitravatinib for the rest of world. 56

Sitravatinib/Nivolumab Combination Has Significant Clinical Activity in Patients with PD(L)-1 Refractory Tumors Non-squamous NSCLC Confirmed ORR 16% MRTX-500: Overall Survival, PCB Cohort: 1 or 2 Prior Lines of Treatment, N=73, Data as of January 30, 2020 PCB - Prior Clinical benefit (i.e., RECIST defined partial, complete response or stable disease for Longest Duration of Treatment at least 12 weeks [-2-week window permitted for radiograph scheduling]) followed by radiographic Exceed 52 weeks progression of disease. Source: 1 ESMO 2018; 2. ASCO 2020 57

Sitravatinib/Tislelizumab Combination Preliminary Antitumor Activity in Platinum Resistant Ovarian Cancer Source: ESMO IO 2019 58

In-Licensed Programs • Sotorasib* (AMG 510) • Sitravatinib • Zanidatamab (ZW25) (HER-2 Bispecific Antibody) 59

Executive Summary – Zanidatamab (ZW25) Program

Zanidatamab: bispecific antibody targeting two distinct HER2 epitopes[1]

- Zanidatamab biparatopic – targets extracellular domain 2: ECD2 (trastuzumab binding domain) and ECD4 (pertuzumab binding domain)
- Unique binding geometries of zanidatamab promoted increased tumor cell binding and enhanced HER2 internalization compared with trastuzumab
- Stronger anti-tumor activity compared to trastuzumab is observed in preclinical studies
- Zanidatamab, as single agent, has shown encouraging anti-tumor activity across multiple HER2-expressing tumor types (Part 1 and 2, ZWI-ZW25-101 Ph1 Study)[2]

BeiGene is responsible for China development activities, including China-specific trials and China participation in global trials

Clinical Program Status

- Registration-enabling trial initiated in 2L HER2+ biliary tract cancer
- Ph2 combination studies are ongoing to support pivotal trials
- One registration-enabling studies are planned:
  - 1st line HER2+ gastroesophageal cancer


HER2
ECD4
HER2
ECD2

Zanidatamab

Source: 1. Zymeworks March 2020 corporate presentation; 2. Internal Data

60

Collaborations Are a Central Part of Our Comprehensive Pipeline Broad set of ongoing clinical collaborations that significantly augment our internal discovery, ongoing clinical development programs, and commercial products (tislelizumab and zanubrutinib) Many programs planned to go to pivotal/late-stage in next 6-18 months 61

Concluding Remarks John V. Oyler Chairman, Co-Founder & CEO

Summary: Research and Early Development Internal R&D platform generating robust, sustainable pipeline • Proven: Two approved medicines (and another at the filing stage) with excellent clinical profiles • Cutting Edge: Utilizing cutting edge technologies to address a wide range of biological problems • Impactful: All programs potentially best-in-class or first-in-class assets such as HPK1 • Broad and Growing: 350+ team growing to 650+ Built unique, sustainable competitive advantages • Clinical acceleration & lower cost: 1,350+ team for China-inclusive global trials • Combinability with internal platform assets: PD-1, BTK, PARP and growing • Science & medicine-based commercial team: ~1,300; 6 commercial products; excellent pipeline • Internal manufacturing & preclinical capabilities: Includes biologics, formulation, preclinical Past collaborations successful, leverage our competitive advantages, & expand our portfolio … and capacity exists for this to continue to be a major source of growth • Deep, promising collaboration pipeline • Each competitive advantage has been demonstrated in collaborations • Amgen collaboration provides further validation Well positioned to act quickly & capture future internal & external breakthroughs 63

Recent Accomplishments and Upcoming Milestones

China / Global

Past 10 Months (From 4Q19 – YTD)

Preclinical Assets Advanced into Clinic: 4
- BGB-10188 Pi3k-δi
- BGB-A445 anti OX40
- BGB-3245 B-RAFi
- BGB-11417 Bcl-2i

Trials Enrolled: 5
- Tisle 1L HCC
- BRUKINSA MZL
- Tisle 2/3L NSCLC
- Tisle 2L ESCC
- Pami Breast cancer

Phase 3 Data Readouts: 3
- BRUKINSA HTH in WM
- Tisle 1L Sq NSCLC
- Tisle 1L Nsq NSCLC

NDA Filings: 4
- Tisle 2/3L HCC
- Tisle 1L Nsq NSCLC
- Tisle 1L Sq NSCLC
- BRUKINSA WM (EU)

Approvals or Launches: 6
- BRUKINSA R/R CLL/SLL
- BRUKINSA R/R MCL
- XGEVA GCTB
- BRUKINSA R/R MCL
- Tisle cHL
- Tisle UBC

Assets Added Through Collaborations: 25+
- AMGEN
- SeattleGenetics
- leaptherapeutics
- EUSA Pharma

Organizational Progress
- Biologics manufacturing in process validation & expanded
- Amgen transitional activities progressing
- Angus Grant as Chief Business Executive

Disclosed Milestones Over Next 18 Months

Early Data Readouts: 4
- OX40 and tisle +OX40
- Bcl-2i, and BRUKINSA + Bcl-2i
- TIGIT, and Tisle + TIGIT
- Tisle + sitra Data

Potential Phase 3* Readouts and Potential Filings: 9
- Tisle 1L NPC
- Tisle 1L ESCC
- BRUKINSA R/R MZL
- BRUKINSA HTH CLL/SLL
- Tisle 2/3L NSCLC
- Tisle 2L ESCC
- Tisle dMMR / MSI-H
- Pami Plt-sensitive OC
- BRUKINSA 1L CLL/SLL

Potential NDA Filings or Regulatory Discussion: 7
- Pami 3L gBRCA+OC
- Tisle 2/3L HCC
- BRUKINSA WM (USA)
- BRUKINSA WM
- Pami OC Maintenance
- SYLVANT Castleman
- QARZIBA neuroblastoma

Commercial Portfolio: 11
- Brukinsa (zanubrutinib)
- tislelizumab
- 百泽安
- pamiparib
- XGEVA (denosumab)
- Kyprolis (carfilzomib)
- BLINCYTO (blinatumomab)
- Abraxane
- Vidaza (azacitidine for injection)
- Revlimid (lenalidomide)
- QARZIBA (dinutuximab beta)
- sylvant (siltuximab)

* Phase 3 or registrational enabling trials

BeiGene

64

Future Vision Once in a lifetime period of transformation in our industry, which creates opportunities for smaller players to become leaders BeiGene is one of the best positioned companies for this opportunity On this journey, BeiGene is striving to • Become an oncology and scientific leader • Expand beyond oncology into other areas of need • Continue to build sustainable competitive advantages • Become the best global clinical organization – addressing the biggest issue of the industry • Transform the industry to bring better medicine to more patients more affordably Thank You! 65

Q&A Participants: • Xiaodong Wang, Ph.D. • Eric Hedrick, M.D. • John V. Oyler • Yong (Ben) Ben, M.D. • Howard Liang, Ph.D. • Jane Huang, M.D. • Lai Wang, Ph.D.

Thank You